UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2022 (September 29, 2022)

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	333-267381	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2022, the Registration Statement on Form S-1 (File No. 333-267381) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of dMY Squared Technology Group, Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On October 4, 2022, the Company consummated its IPO of 6,000,000 units (the “Units”), each consisting of one share of Class A common stock, par value $0.0001 per share of Class A common stock (the “Class A Shares”), and one-half of one redeemable warrant. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $60,000,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated September 29, 2022, among the Company and Needham & Company, LLC (the “Representative”), as representative of the several underwriters named therein..

•	An Investment Management Trust Agreement, dated October 4, 2022, between the Company and Continental Stock Transfer & Trust Company (“Continental”).

•	A Registration Rights Agreement, dated October 4, 2022, between the Company, dMY Squared Sponsor, LLC (the “Sponsor”) and the Holders signatory thereto.

•	A Private Placement Warrants Purchase Agreement, dated October 4, 2022, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated October 4, 2022, between the Company and the Sponsor.

•	A Letter Agreement, dated October 4, 2022, between the Company, the Sponsor and each of the executive officers and directors of the Company.

•	A Warrant Agreement, dated October 4, 2022, between the Company and Continental.

•	An Indemnity Agreement, dated October 4, 2022, between the Company and Harry L. You.

•	An Indemnity Agreement, dated October 4, 2022, between the Company and Niccolo de Masi.

•	An Indemnity Agreement, dated October 4 2022, between the Company and Darla Anderson.

•	An Indemnity Agreement, dated October 4, 2022, between the Company and Francesca Luthi.

•	An Indemnity Agreement, dated October 4, 2022, between the Company and Charles Wert.

•	An Indemnity Agreement, dated October 4, 2022, between the Company and Constance Weaver.

•	A Promissory Note, dated October 4, 2022, issued to the Sponsor.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 2,840,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of approximately $2,840,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Class A Share equals or exceeds $10.00 (as adjusted)), (ii) they (including the Class A Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the Class A Shares issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02	Election of Directors.

On September 29, 2022, in connection with the IPO, Darla Anderson, Francesca Luthi, Charles Wert and Constance Weaver were appointed to the board of directors of the Company (the “Board”). Ms. Anderson, Ms. Luthi, Mr. Wert and Ms. Weaver are independent directors. Effective September 29, 2022, Ms. Luthi and Mr. Wert were also appointed to the Board’s Audit Committee (with Ms. Luthi serving as chair), Compensation Committee (with Mr. Wert serving as chair) and Nominating and Corporate Governance Committee (with Ms. Weaver serving as chair), Ms. Weaver was appointed to the Board’ss Audit Committee and Nominating and Corporate Governance Committee, and Ms. Anderson was appointed to the Board’s Compensation Committee.

Following the appointment of Ms. Anderson, Ms. Luthi, Mr. Wert and Ms. Weaver, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, consisting of Ms. Anderson and Ms. Luthi, will expire at the Company’s first annual meeting of stockholders; (ii) the term of office of the second class of directors, consisting of Ms. Weaver and Mr. Wert, will expire at the Company’s second annual meeting of stockholders; and (iii) the term of office of the third class of directors, consisting of Mr. You and Mr. de Masi, will expire at the Company’s third annual meeting of stockholders.

On October 4, 2022, each director entered into the Letter Agreement in the form previously filed as Exhibit 10.5 to the Registration Statement. As well, on October 4, 2022, in connection with their appointments to the Board, each director entered into an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.5 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws.

In connection with the IPO, the Company adopted its Amended and Restated Articles of Organization (the “Articles”) on September 29, 2022. The terms of the Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On October 4, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated September 29, 2022, among the Company and the Representative, as representative of the several underwriters named therein.

3.1	Amended and Restated Articles of Organization.

4.1	Warrant Agreement, dated October 4, 2022 between the Company and Continental.

10.1	Investment Management Trust Agreement, dated October 4, 2022 between the Company and Continental.

10.2	Registration Rights Agreement, dated October 4, 2022 between the Company, Sponsor and the Holders signatory thereto.

10.3	Private Placement Warrants Purchase Agreement, dated October 4, 2022 between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated October 4, 2022 between the Company and the Sponsor.

10.5	Letter Agreement, dated October 4, 2022 between the Company, the Sponsor and each of the executive officers and directors of the Company.

10.6	Indemnity Agreement, dated October 4, 2022, between the Company and Harry L. You.

10.7	Indemnity Agreement, dated October 4, 2022, between the Company and Niccolo de Masi.

10.8	Indemnity Agreement, dated October 4, 2022, between the Company and Darla Anderson.

10.9	Indemnity Agreement, dated October 4, 2022, between the Company and Francesca Luthi.

10.10	Indemnity Agreement, dated October 4, 2022, between the Company and Charles Wert.

10.11	Indemnity Agreement, dated October 4, 2022, between the Company and Constance Weaver.

10.12	Promissory Note, dated October 4, 2022, issued to the Sponsor

99.1	Press Release, dated October 4, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Co-Chief Executive Officer
Date: October 4, 2022